UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 14, 2004





                 Exact Name of Registrant as specified in its charter;
Commission       State of Incorporation;                                           IRS Employer
File Number      Address and Telephone Number                                      Identification No.
-----------      ----------------------------                                      ------------------
1-14756          Ameren Corporation                                                    43-1723446
                 (Missouri Corporation)
                 1901 Chouteau Avenue
                 St. Louis, Missouri 63103 (314) 621-3222

1-3004           Illinois Power Company                                                37-0344645
                 (Illinois Corporation)
                 500 South 27th Street
                 Decatur, Illinois 62521
                 (217) 424-6600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 8 - OTHER EVENTS
Item 8.01 Other Events.

On October 14, 2004, Illinois Power Company ("Illinois Power"), doing business as AmerenIP and a subsidiary of Ameren Corporation ("Ameren"), unconditionally called for redemption on November 15, 2004, $192,500,000 aggregate principal amount of its Mortgage Bonds, 11.50% Series due 2010 (the "Bonds"). On October 15, 2004, Illinois Power offered to purchase for cash any and all of its Bonds that are not redeemed ($357,500,000 aggregate principal amount).

For additional information, reference is made to the press release dated October 15, 2004, which is included as Exhibit 99.1 and incorporated by reference herein.



SECTION 9 - Financial Statements and EXHIBITS
Item 9.01 Financial Statements and Exhibits.


(a) Not applicable

(b) Not applicable

(c) Exhibits. The following exhibit is included with this Report:

      Exhibit
        No.           Description
      -------         -----------

       99.1 Press release regarding Illinois Power's redemption of and tender offer for the Bonds, dated October 15, 2004.


     This combined Form 8-K is being filed separately by Ameren and Illinois Power (each, a "registrant"). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

                                    AMEREN CORPORATION
                                    (Registrant)


                                    By:   /s/ Martin J. Lyons
                                       -----------------------------------
                                    Martin J. Lyons
                                    Vice President and Controller
                                    (Principal Accounting Officer)


                                    ILLINOIS POWER COMPANY
                                    (Registrant)



                                    By:   /s/ Martin J. Lyons
                                       -----------------------------------
                                    Martin J. Lyons
                                    Vice President and Controller
                                    (Principal Accounting Officer)





Date:  October 20, 2004

                                  Exhibit Index
                                  -------------

Exhibit No.                 Description
-----------                 -----------

99.1                - Press release regarding Illinois Power's redemption of and tender offer for the Bonds, dated October 15, 2004.